EXHIBIT 32



                                CERTIFICATION BY
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the quarterly report of Flexsteel Industries, Inc. (the Issuer) on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission (the Report), we, K. Bruce Lauritsen, Chief Executive Officer, and Ronald J. Klosterman, Chief Financial Officer, of the Issuer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Issuer.




Date:     February 6, 2004
     --------------------------

                                       By: /s/ K. Bruce Lauritsen
                                          ------------------------------
                                           K. Bruce Lauritsen
                                           Chief Executive Officer




                                        By: /s/ R. J. Klosterman
                                          ------------------------------
                                            Ronald J. Klosterman
                                            Chief Financial Officer


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